Exhibit 10.4

EQUITY INTEREST CONTROL AGREEMENT

This EQUITY INTEREST CONTROL AGREEMENT (this “Agreement”), dated as of December 1, 2025, is made by and among U POWER LIMITED, a Cayman Islands exempted company with offices located at 18/F Building 3, Science and Technology Industrial Park, Yijiang District, Wuhu City, Anhui Province, People’s Republic of China, 241003 (the “Issuer”), each of the Persons party hereto as a registered owner (each a “Registered Owner”, and collectively, the “Registered Owners”), and [REDACTED] , a Delaware limited liability company (the “Secured Party”). Capitalized terms used but not defined herein shall have the respective meanings ascribed thereto in the Pledge Agreement (as defined below).

RECITALS:

WHEREAS, reference is hereby made to that certain Pledge Agreement, dated as of the date hereof, by the Registered Owners in favor of the Secured Party (as amended, restated, supplemented or otherwise modified from time to time, the “Pledge Agreement”);

WHEREAS, the Issuer’s performance and payment obligations under the Notes are secured by, among other things, a pledge of, and security interest in, all of the Equity Interests in the Issuer owned by each Registered Owner and/or in which such Registered Owner has rights from time to time, whether now owned or hereafter acquired, arising, issued, or arising, including all economic and non-economic rights with respect to such membership interests, whether arising under the organizational documents of the Issuer, or otherwise, all as more fully set forth in the Pledge Agreement (collectively, the “Pledged Interests”); and

WHEREAS, as a condition precedent to entering into the Securities Purchase Agreement, the Secured Party requires that the parties hereto enter into this Agreement.

NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

AGREEMENTS

1. Acknowledgment of Security Interest. The Issuer hereby acknowledges and agrees that, pursuant to the Pledge Agreement, the Secured Party has been granted and holds a first priority Lien on, and security interest in and to, the Pledged Interests as collateral security for the payment and performance of the Obligations (as defined in the Pledge Agreement).

2. Intent of the Parties; Effectiveness. By executing and delivering this Agreement, the parties hereto intend to establish, and shall have established, the Secured Party’s control over the Pledged Interests for purposes of the provisions of Section 8-106(c)(2), Section 9-106(a), and Section 9-314(a) of the Uniform Commercial Code as in effect from time to time in the State of New York (the “UCC”), effective as of the date first written above. The Issuer agrees that it will comply with any and all “instructions” (as defined in Section 8-102(a)(12) of the UCC) (“Instructions”) originated by the Secured Party with respect to all Pledged Interests without further consent by any Registered Owner.

3. Instructions. The Issuer hereby covenants and agrees to only comply with Instructions originated by the Secured Party with respect to the Pledged Interests without further consent of any Registered Owner (and shall not comply with any Instructions of any Registered Owner), including, in each case, without limitation, instructions regarding the transfer, redemption or other disposition of any of the Pledged Interests (or any portion thereof) or the proceeds thereof, including any distributions with respect thereto, which instructions shall, in all cases, be subject to the applicable Transaction Documents.

The Issuer shall instruct any transfer agent to comply with all of the Secured Party’s instructions and other directions relating to any of the Pledged Interests without any further consent of the Registered Owners.

4. Instruction to Record Security Interest.

a. Each Registered Owner hereby instructs the Issuer to register the Secured Party’s security interest in the Applicable Pledged Interests in the shareholder register (or other shareholder records) of the Issuer or any other party that maintains such shareholder register (or other shareholder records) on behalf of the Issuer, as applicable.

b. Each Registered Owner hereby notifies the Issuer that any certificates, confirmations, documents or other writings of any kind evidencing or relating to any Pledged Interests shall, if issued, specify the Registered Owner as the person entitled thereto and be recorded in the name of the Registered Owner, but shall be subject to the recorded security interest of the Secured Party and the originals thereof shall, upon issuance thereof, be delivered promptly to the Secured Party at its notice address pursuant to Section 8 hereof.

5. No Transfers. The Issuer hereby covenants and agrees that, it shall not register any disposition of the Pledged Interests (or any portion thereof) to any Person without the prior written consent of the Secured Party.

6. Consent. By affixing its signature hereto, each Registered Owner hereby consent to the execution, delivery and performance of this Agreement by the Issuer and the Secured Party.

7. Rules of Interpretation. The rules of interpretation specified in Section 1 of the Pledge Agreement are hereby incorporated by reference as if fully set forth herein.

8. Notices. Unless otherwise provided herein, all notices and other communications provided to any party hereto under this Agreement shall be in writing, may be given by email, by Federal Express or other overnight courier service, by U.S. mail (certified or registered mail, postage prepaid and return receipt requested, except as otherwise set forth below), or by hand delivery, and shall be addressed or delivered to such party at its address as set forth on Schedule I attached hereto. Unless otherwise provided herein, such notices sent by email shall be deemed effective upon receipt thereof by the recipient, such notices sent by Federal Express or other overnight courier service, by certified or registered mail, or by hand delivery, shall be deemed effective on the date of such delivery, and, in the case of the Secured Party only, such other notices sent otherwise by U.S. mail, properly addressed with postage prepaid, shall be deemed given three (3) Business Days after being sent.

9. Binding Effect; Severability; Assignment. This Agreement shall be binding on and inure to the benefit of the parties hereto and their respective successors and permitted assigns; provided that no party hereto other than the Secured Party may make any assignment with respect hereto without the prior written consent of the Secured Party. Any provision in this Agreement that is held to be inoperative, unenforceable, or invalid in any jurisdiction shall, as to that jurisdiction, be inoperative, unenforceable, or invalid without affecting the remaining provisions of the Agreement in that jurisdiction or the operation, enforceability, or validity of that provision in any other jurisdiction, and to this end the provisions of all Transaction Documents are declared to be severable.

10. Choice of Law. THIS AGREEMENT, AND ALL MATTERS RELATING HERETO OR ARISING THEREFROM (WHETHER SOUNDING IN TORT, CONTRACT, OR OTHERWISE), AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER, SHALL BE GOVERNED BY, AND SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK WITHOUT REGARD TO ITS CONFLICT OF LAWS PRINCIPLES (other than Section 5-1401 of the New York General Obligations Law).

11. Amendments; Termination. This Agreement may not be amended, restated, supplemented or otherwise modified, and no provision hereof may be waived, in any case, except by a writing signed by the parties hereto. This Agreement shall automatically terminate upon the termination of the Pledge Agreement in accordance with its terms.

12. Counterparts. This Agreement may be executed in any number of counterparts, all of which taken together shall constitute one agreement, and any of the parties hereto may execute this Agreement by signing any such counterpart. Executed counterparts of this Agreement with signatures sent by electronic mail (i.e., in PDF format) and/or electronically signed may be used in the place of original signatures on this Agreement. The parties hereto intend to be bound by the signatures of the electronically mailed and/or electronically signed signatures and the delivery of the same shall be effective as delivery of an original executed counterpart of this Agreement. The parties hereto hereby waive any defenses to the enforcement of the terms of this Agreement based on the form of the signature, and hereby agree that such electronically mailed and/or electronically signed signatures shall be conclusive proof, admissible in judicial proceedings, of the parties’ execution of this Agreement. This Agreement shall be effective when it has been executed by Issuer, the Registered Owners and the Secured Party.

[Signature Pages Follows]

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed and delivered this Agreement as of the date first written above.

ISSUER:

U Power Limited

By:
Name:
Title:

[Signature Page to Equity Interest Control Agreement]

REGISTERED OWNERS:

U BATTERY LIMITED

By:
Name:
Title:

U CREATE LIMITED

By:
Name:
Title:

U TREND LIMITED

By:
Name:
Title:

UPINCAR LIMITED

By:
Name:
Title:

POWER FORTUNE CENTRE INVESTMENT CORPORATION

By:
Name:
Title:

[Signature Page to Equity Interest Control Agreement]

SECURED PARTY:

[REDACTED]
By:
Name:	[REDACTED]
Title:	[REDACTED]

[Signature Page to Equity Interest Control Agreement]

SCHEDULE I

NOTICE INFORMATION

Secured Party:

[REDACTED]
Attention:	[REDACTED]
Email:	[REDACTED]

With a copy (for informational purposes only) to:

Blank Rome, LLP
130 North 18th Street
Philadelphia, PA 19103
Attention:	Heather Sonnenberg
Email:	heather.sonnenberg@blankrome.com

Registered Owners:

U Battery Limited

Intershore Chambers Road Town

Tortola, British Virgin Islands

Attention: Bingyi Zhao

Email: rebecca.zhao@upincar.com

U Create Limited

Intershore Chambers Road Town

Tortola, British Virgin Islands

Attention: Jia Li

Email: johnny.lee@upincar.com

U Trend Limited

Intershore Chambers Road Town

Tortola, British Virgin Islands

Attention: Jia Li

Email: johnny.lee@upincar.com

Upincar Limited

Intershore Chambers Road Town

Tortola, British Virgin Islands

Attention: Jia Li

Email: johnny.lee@upincar.com

Power Fortune Centre Investment Corporation

OMC Chambers, Wickhams Cay 1, Road Town

Tortola, British Virgin Islands

Attention: Qinzhi Zhang

Email: 56867684@qq.com

Issuer:

U Power Limited
18/F, Building 3, Science and Technology Industrial Park

Yijiang District, Wuhu City, Anhui Province

People’s Republic of China, 241003
Telephone: +86-21-68593598
Attention: Bingyi Zhao
E-Mail: rebecca.zhao@upincar.com

With a copy (for informational purposes only) to:

Hunter Taubman Fischer & Li LLC

950 Third Avenue, 19th Floor

New York, NY 10022

Telephone: 212-530-2206

Attention: Ying Li, Esq.

E-Mail: yli@htflawyers.com